realbricks Invest Portfolio How it Works About Us

Build a Fractional Investment Portfolio

“Brick by Brick”

At Realbricks, we offer fractional real estate investments through our online platform where you can start with a $100 minimum investment. Fractional real estate provides an opportunity for multiple investors to access membership interests in residential real estate. Our platform will eventually facilitate access to different real estate segments, offering even more opportunities for investors.

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realbricks
Initial Offering
The Joseph
New
5 bedrooms · 3 baths · 2,150 Sq.Ft · Built 1985
Buy fractional interests
46,530
518
$10
60% funded



Access to a variety of real estate investments

Realbricks Investment Marketplace

Realbricks intends on making real estate investment more accessible to individual investors. While at first the Realbricks marketplace intends on bringing access to long-term rental properties, Realbricks plans on adding even more choices to its **marketplace**, including interests in vacation rentals and multi-family units.

Here’s how it works

Start investing for as little as $100

Start investing for as little as $100: All of our properties will first be accessible to our investors via initial offerings pursuant to Regulation A of the Securities Act of 1933, as amended, the majority of which will have $100 investment minimums.

Benefits of fractional ownership

Realbricks offers the chance to earn passive income without the hassles of traditional property management via fractional ownership interests. Possible distributions are subject to conditions outlined in our offering circular, highlighting the potential, but not assured, nature of these earnings.

Potentially sell your fractional interests

Realbricks seeks to bring liquidity to real estate assets. You can potentially sell your fractional interests on our peer-to-peer market coming soon.

Grow Your Investment Portfolio

Diversify your investment strategy with fractional ownership interests. Over time, Realbricks intends on bringing new investment offerings to the marketplace.


Trending
Trading
The Kensington
2.15%
you own 8.1%
New
Initial Offering
The Willoughby

What is fractionalized real estate?

Fractionalized real estate is a business model that alleviates the need for significant upfront capital by splitting the cost of the property among multiple investors. With ownership of fractionalized real estate interests, you technically have an ownership interest in the asset.

With Realbricks, as an owner, you will have the potential to earn proportional profit distributions based on performance of the rental properties. The proposed profit distributions remain fully at the discretion of Realbricks, and are subject to the terms outlined in our offering circular under the risk factors and plan of distribution sections.

Sign Up

Quick and Easy Account Setup

Signing up with Realbricks only takes a few minutes. We offer straightforward KYC/AML processes and can automatically connect your Realbricks account to a network of approximately 5,000 financial institutions, so there's no complicated paperwork required to fund your account and start investing.



Portfolio
Net account value
$1,013.10
Last Distribution
$133.23
Cash balance
$555.40
Portfolio Summary
6,000
4,000
2,000
0
Jul 14
Dec 13

1

Tell us about yourself

We'll get you set up with an SEC and FINRA compliant investment account on the secure Realbricks platform so you know your money is safe and sound.

2

Get ready to buy fractional interests

We work with Plaid to connect your bank account for easy and secure deposits and withdrawals. Once you add funds, you're ready to invest.

3

Grow Your Investments

As we intend on adding investment opportunities, you have the chance to build your investments through our platform over time.

We're on a mission to democratize real estate investing for all.

We believe real estate investing should work for everyone.

While you have the freedom to manage your investments as you wish, it's important to understand that income distributions are not guaranteed and are made at the discretion of Realbricks, in accordance with our offering circular's risk factors and distribution plans.

Sign up



Discover potential real estate opportunities with Realbricks' fractional investment platform.

Be the first to know about property launches, portfolio updates, and announcements by subscribing to our newsletter.

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Subscribe

Important Information

Terra Mint Group, Corp ("Terra Mint"), as the Managing Member of Neptune REM, LLC ("Neptune") operates the RealBricks.com website (the "Site") and is not a broker-dealer or investment advisor. All securities related activity is conducted through Dalmore Group LLC, a registered broker-dealer and member of FINRA/SIPC, located at 525 Green Pl. Woodmere, NY 11598. You can review the brokercheck for Dalmore. An up-to-date Dalmore Form CRS is available.

You should speak with your financial advisor, accountant and/or attorney when evaluating any offering. Neither Terra Mint, Neptune, nor Dalmore makes any recommendations or provides advice about investments, and no communication, through this website or in any other medium, should be construed as a recommendation for any security offered on or off this investment platform. The Site may make forward-looking statements. You should not rely on these statements but should carefully evaluate the offering materials in assessing any investment opportunity, including the complete set of risk factors that are provided as part of the offering circular for your consideration.

Neptune is conducting public offerings pursuant to Regulation A, as amended, through the Site. The most current offering circular for Neptune is available here. Past performance is no guarantee of future results. Investments such as those on the Realbricks platform are speculative and involve substantial risks to consider before investing. These risks are outlined in the respective offering materials and including, but not limited to, illiquidity and a complete loss of capital. Key risks include, but are not limited to, limited operating history, reliance on key personnel, inherent risks in investing in real estate, distributions may not be received on predictable schedule and or at all by Investors, and lack of voting rights. Also, the adverse economic effects of the COVID-19 pandemic remain unknown and could materially impact this investment. An investment in an offering constitutes only an investment in a particular series and not in the underlying asset(s). Investors should carefully review the risks located in the respective offering materials for a more comprehensive discussion of risk.

From time to time, Neptune may undertake "testing the waters" for additional series of securities to be offered pursuant to Regulation A. For offerings that have not yet been qualified, no money or other consideration is being solicited, and if sent in response, will not be accepted.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: Neptune REM, LLC 30 N. Gould St. Suite R Sheridan, WY 82801 OR HERE.

Investment overviews contained herein contain summaries of the purpose and the principal business terms of the investment opportunities. Such summaries are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more-detailed discussions contained in the respective offering circular filed with the SEC.

Realbricks does not offer refunds after an investment has been made. Please review the relevant offering materials and subscription documentation for more information.

Potential investors should not rely on any forward-looking statements regarding any investment opportunity, which is based on our beliefs and information currently available to us. The words "anticipate," "believe," "expect," "aim," "potential," "design," "target," "intend," "may," "might," "plan," "estimate," "project," "projection," "should," "will," "would," "result" and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the offering materials for detailed information.

Neptune does not have a public trading market for its Series Interests. While it intends to seek a quotation on PPEX, an alternative trading system (ATS) operated by North Capital Investment Technology, Inc. ("PPEX") with a view to providing our holders of Series Interests with potential liquidity in the form of a secondary market for their investment in our Series Interests. However, there can be no guarantee that a secondary market may develop, or if it does, as to the volume or pricing with respect to any secondary trading that might develop. The PPEX does not employ market makers to provide liquidity, unlike national securities exchanges. Until Neptune's Series Interests are listed, if ever, you may not sell the company's Series Interests. Therefore, it may be difficult for you to sell Neptune's Series Interests at the time you wish to do so, if you are able to sell them at all. If you are able to sell your Series Interests, you may have to sell them at a substantial discount to their public offering price. Because of the illiquid nature of our Series Interests, you should purchase Neptune's Series Interests only as a long-term investment and be prepared to hold them for an indefinite period of time.

Property information shown has been provided from various sources, which can include the seller and/or public records. It is believed reliable but not guaranteed and should not be relied upon without independent verification.

Disclaimer: Images, Information and Floor Plan and Measurements are approximate and are for illustrative purposes only. We make no guarantee, warranty or representation as to the accuracy and completeness of the floor plans, measurements and or any information provided. You or your advisers should conduct a careful, independent investigation of the property to determine to your satisfaction as to the suitability of the property for your space requirements. All pricing and availability is subject to change. The information is to be used as a point of reference and not a binding agreement.

realbricks Invest Portfolio How it Works About Us

Realbricks aims to lower the barrier to entry for real estate investing

We started Realbricks to empower the individual investor. While real estate investment is historically seen as stable and is often a core part of a successful investor's portfolio, institutional investment in real estate has remained mostly inaccessible to middle class investors without paying high fees and outdated middlemen. The Realbricks platform is intended to be accessible to all qualified and approved US-based investors.

Realbricks will eventually offer its platform to international investors in the upcoming future. Coming soon!



Our Team



Founder, Chief Operating Officer

Chris Gerardi

+



Founder, Chief Technical Officer

Ahmed Khaleel

+



Chief Executive Officer

Kevin Cottrell

+



General Counsel

John Arsenault

+



Chief Growth Officer

Gene Frederick

+



Chief Strategy Officer

Scott Lewis

+



Web3 & DeFi Markets Advisor

Daven Michaels

+



Finance Advisor

Mike Benevento

+



Advisor

Sir Darren Jacklin

+



Organized Real Estate Advisor

Chris Heller

+

In partnership with

DALMORE DWOLLA NORTH CAPITAL PLAID

Start building your real estate portfolio with Realbricks.

Sign Up

realbricks

Sell Your Property • Legal • Offering Circular

Important Information

Terra Mint Group, Corp ("Terra Mint"), as the Managing Member of Neptune REM, LLC ("Neptune") operates the RealBricks.com website (the "Site") and is not a broker-dealer or investment advisor. All securities related activity is conducted through Dalmore Group LLC, a registered broker-dealer and member of FINRA/SIPC, located at 525 Green Pl. Woodmere, NY 11598. You can review the brokercheck for Dalmore. An up-to-date Dalmore Form CRS is available.

You should speak with your financial advisor, accountant and/or attorney when evaluating any offering. Neither Terra Mint, Neptune, nor Dalmore makes any recommendations or provides advice about investments, and no communication, through this website or in any other medium, should be construed as a recommendation for any security offered on or off this investment platform. The Site may make forward-looking statements. You should not rely on these statements but should carefully evaluate the offering materials in assessing any investment opportunity, including the complete set of risk factors that are provided as part of the offering circular for your consideration.

Neptune is conducting public offerings pursuant to Regulation A, as amended, through the Site. The most current offering circular for Neptune is available here. Past performance is no guarantee of future results. Investments such as those on the Realbricks platform are speculative and involve substantial risks to consider before investing. These risks are outlined in the respective offering materials and including, but not limited to, illiquidity and a complete loss of capital. Key risks include, but are not limited to, limited operating history, reliance on key personnel, inherent risks in investing in real estate, distributions may not be received on predictable schedule and or at all by Investors, and lack of voting rights. Also, the adverse economic effects of the COVID-19 pandemic remain unknown and could materially impact this investment. An investment in an offering constitutes only an investment in a particular series and not in the underlying asset(s). Investors should carefully review the risks located in the respective offering materials for a more comprehensive discussion of risk.

From time to time, Neptune may undertake "testing the waters" for additional series of securities to be offered pursuant to Regulation A. For offerings that have not yet been qualified, no money or other consideration is being solicited, and if sent in response, will not be accepted.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: Neptune REM, LLC 30 N. Gould St. Suite R Sheridan, WY 82801 OR HERE.

Investment overviews contained herein contain summaries of the purpose and the principal business terms of the investment opportunities. Such summaries are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more-detailed discussions contained in the respective offering circular filed with the SEC.

Realbricks does not offer refunds after an investment has been made. Please review the relevant offering materials and subscription documentation for more information.

Potential investors should not rely on any forward-looking statements regarding any investment opportunity, which is based on our beliefs and information currently available to us. The words "anticipate," "believe," "expect," "aim," "potential," "design," "target," "intend," "may," "might," "plan," "estimate," "project," "projection," "should," "will," "would," "result" and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the offering materials for detailed information.

Neptune does not have a public trading market for its Series Interests. While it intends to seek a quotation on PPEX, an alternative trading system (ATS) operated by North Capital Investment Technology, Inc. ("PPEX") with a view to providing our holders of Series Interests with potential liquidity in the form of a secondary market for their investment in our Series Interests. However, there can be no guarantee that a secondary market may develop, or if it does, as to the volume or pricing with respect to any secondary trading that might develop. The PPEX does not employ market makers to provide liquidity, unlike national securities exchanges. Until Neptune's Series Interests are listed, if ever, you may not sell the company's Series Interests. Therefore, it may be difficult for you to sell Neptune's Series Interests at the time you wish to do so, if you are able to sell them at all. If you are able to sell your Series Interests, you may have to sell them at a substantial discount to their public offering price. Because of the illiquid nature of our Series Interests, you should purchase Neptune's Series Interests only as a long-term investment and be prepared to hold them for an indefinite period of time.

Property information shown has been provided from various sources, which can include the seller and/or public records. It is believed reliable but not guaranteed and should not be relied upon without independent verification.

Disclaimer: Images, Information and Floor Plan and Measurements are approximate and are for illustrative purposes only. We make no guarantee, warranty or representation as to the accuracy and completeness of the floor plans, measurements and or any information provided. You or your advisers should conduct a careful, independent investigation of the property to determine to your satisfaction as to the suitability of the property for your space requirements. All pricing and availability is subject to change. The information is to be used as a point of reference and not a binding agreement.

Choose curated rental properties from our marketplace

Choose your properties with the security that they were vetted and reviewed by our team of real estate professionals for the potential to maintain their value and be a reliable rental property.

Get Started




The Cooper
remaining 46,530
Investors 518
Minimum $100
Create buy order
100
most popular: 100
Total investment (USD) $1,000.00
Equity 0.0007%
Funding period 27 days remaining
Complete Purchase

Start building your portfolio with as little as $100

The minimum purchase price to begin is $10 per fractional interest with a minimum investment of $100. Once our properties are made available, you can invest in fractional interests at the Regulation A offering price through the Realbricks marketplace.

Avoid Landlord Responsibilities

It is the responsibility of Realbricks to manage the properties for its investors. Avoid collecting rent and the obligations of being a traditional landlord. Have the potential to receive profit distribution from rental income while we handle all of the management. You'll also potentially see share value growth that is driven by changes in property values, as well as asset and property type demand.


Your Position
$4,321.00
Quantity 400 shares
All-time gain $321.00
$291.00
The Murphy: Q3 Dividend
$48.27
Rental income distribution
Feb 5
Feb 12


Open Orders
Property
Type
Total price
Quantity
Order price
The Cooper Sell $2,562.50 250 $10.25
The Westminster IPO $1,000.00 100 $10.00
The Wellesley Buy $590.00 50
Net account value
$2,587.20
Trade Completed
You sold 100 shares of The Murphy at $12.15 per share on February 12.

Real Estate Investing with Less Paperwork

Purchasing fractional interests of real estate eliminates the need for a long scheduled closing event. Realbricks handles all closing, paperwork, and legal filings on your behalf so you don't have to. We even automate 1099 tax document preparation for properties offered through Realbricks.


The Ohana
60% of shares remain
The McKinley
100% funded

Benefit from Home Value Appreciation

Over time, your investment may grow as the residential property appreciates in value. As the investment appreciates, you have the potential for capital gains and you may be able to leverage your interest in the investment.

Invest Today

The benefits of investing with Realbricks

Access to Interests at the Regulation A Offering Price

Approved Realbricks investors will have access to every property's Regulation A offering price until the investment minimums have been met.

Possible Membership Profit Distributions

Potentially earn member distributions on your fractional assets you own based on the asset's profitability and actual rental income.

Potentially Build Your Wealth

While we take care of the day-to-day landlord duties, you can sit back and potentially earn your share of net monthly income and potential appreciation on all of your assets.

Fractional Interests

Owners in fractional real estate enjoy rights and responsibilities proportional to their ownership, including potential membership distributions. Investment details and specific rights are outlined in the individual agreements specific to each property.

Transparency in the Investment Process

Transparency is essential to building trust toward investments. Realbricks brings transparency to its customers by simplifying the subscription process, securely recording the investment transaction history in real-time, and securely storing any and all transaction paperwork in a single location.

Peer-to-peer Market Coming Soon!

Take advantage of the ability to trade your fractional interests on a peer-to-peer market with existing investors to increase your liquidity. Coming soon!

Start building your wealth today. Brick by brick.

Buy Fractional Interests

Important Information

Terra Mint Group, Corp ("Terra Mint"), as the Managing Member of Neptune REM, LLC ("Neptune") operates the RealBricks.com website (the "Site") and is not a broker-dealer or investment advisor. All securities related activity is conducted through Dalmore Group LLC, a registered broker-dealer and member of FINRA/SIPC, located at 525 Green Pl. Woodmere, NY 11598. You can review the brokercheck for Dalmore. An up-to-date Dalmore Form CRS is available.

You should speak with your financial advisor, accountant and/or attorney when evaluating any offering. Neither Terra Mint, Neptune, nor Dalmore makes any recommendations or provides advice about investments, and no communication, through this website or in any other medium, should be construed as a recommendation for any security offered on or off this investment platform. The Site may make forward-looking statements. You should not rely on these statements but should carefully evaluate the offering materials in assessing any investment opportunity, including the complete set of risk factors that are provided as part of the offering circular for your consideration.

Neptune is conducting public offerings pursuant to Regulation A, as amended, through the Site. The most current offering circular for Neptune is available here. Past performance is no guarantee of future results. Investments such as those on the Realbricks platform are speculative and involve substantial risks to consider before investing. These risks are outlined in the respective offering materials and including, but not limited to, illiquidity and a complete loss of capital. Key risks include, but are not limited to, limited operating history, reliance on key personnel, inherent risks in investing in real estate, distributions may not be received on predictable schedule and or at all by Investors, and lack of voting rights. Also, the adverse economic effects of the COVID-19 pandemic remain unknown and could materially impact this investment. An investment in an offering constitutes only an investment in a particular series and not in the underlying asset(s). Investors should carefully review the risks located in the respective offering materials for a more comprehensive discussion of risk.

From time to time, Neptune may undertake "testing the waters" for additional series of securities to be offered pursuant to Regulation A. For offerings that have not yet been qualified, no money or other consideration is being solicited, and if sent in response, will not be accepted.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: Neptune REM, LLC 30 N. Gould St. Suite R Sheridan, WY 82801 OR **HERE**.

Investment overviews contained herein contain summaries of the purpose and the principal business terms of the investment opportunities. Such summaries are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more-detailed discussions contained in the respective offering circular filed with the SEC.

Realbricks does not offer refunds after an investment has been made. Please review the relevant offering materials and subscription documentation for more information.

Potential investors should not rely on any forward-looking statements regarding any investment opportunity, which is based on our beliefs and information currently available to us. The words "anticipate," "believe," "expect," "aim," "potential," "design," "target," "intend," "may," "might," "plan," "estimate," "project," "projection," "should," "will," "would," "result" and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the offering materials for detailed information.

Neptune does not have a public trading market for its Series Interests. While it intends to seek a quotation on PPEX, an alternative trading system (ATS) operated by North Capital Investment Technology, Inc. ("PPEX") with a view to providing our holders of Series Interests with potential liquidity in the form of a secondary market for their investment in our Series Interests. However, there can be no guarantee that a secondary market may develop, or if it does, as to the volume or pricing with respect to any secondary trading that might develop. The PPEX does not employ market makers to provide liquidity, unlike national securities exchanges. Until Neptune's Series Interests are listed, if ever, you may not sell the company's Series Interests. Therefore, it may be difficult for you to sell Neptune's Series Interests at the time you wish to do so, if you are able to sell them at all. If you are able to sell your Series Interests, you may have to sell them at a substantial discount to their public offering price. Because of the illiquid nature of our Series Interests, you should purchase Neptune's Series Interests only as a long-term investment and be prepared to hold them for an indefinite period of time.

Property information shown has been provided from various sources, which can include the seller and/or public records. It is believed reliable but not guaranteed and should not be relied upon without independent verification.

Disclaimer: Images, Information and Floor Plan and Measurements are approximate and are for illustrative purposes only. We make no guarantee, warranty or representation as to the accuracy and completeness of the floor plans, measurements and or any information provided. You or your advisers should conduct a careful, independent investigation of the property to determine to your satisfaction as to the suitability of the property for your space requirements. All pricing and availability is subject to change. The information is to be used as a point of reference and not a binding agreement.

The Realbricks Marketplace

Discover all the Realbricks marketplace has to offer. As properties become available on the Realbricks marketplace, you can select investments that align with your long-term goals, and potentially begin building wealth.



Gain an edge

Our team of real estate professionals carefully curates all of the offerings that become available on the Realbricks marketplace.

Invest

Our platform intends to offer new real estate investment properties, with more investment properties to be added over time.

Trade

Explore the opportunity to possibly trade your fractional interests on a peer-to-peer Realbricks market with other existing Realbricks investors.

Potential for Earnings

Investors may have the opportunity* to receive passive income from the rental income of any property they own fractional interests in.

* the company is under no obligation to distribute any profits and any distribution of profits is subject to several variables including the property's performance.

Initial Offerings

See all

Coming Soon

Initial Offering

Cedar Ridge

Fractional interests remaining	Investors	Fractional interest price
39,482	0	$ 10

0% funded

Omaha

Single family

Notify me

Coming Soon

Initial Offering

Woody Creek

Fractional interests remaining	Investors	Fractional interest price
35,174	0	$ 10

0% funded

Omaha

Single family

Notify me

Coming Soon

Initial Offering

The Templeton

Fractional interests remaining	Investors	Fractional interest price
41,594	0	$ 10

0% funded

Omaha

Single family

Notify me

Coming Soon

Initial Offering

The Dalmore

Fractional interests remaining	Investors	Fractional interest price
39,482	0	$ 10

0% funded

Omaha

Single family

Notify me

Important Information

Terra Mint Group, Corp ("Terra Mint"), as the Managing Member of Neptune REM, LLC ("Neptune") operates the RealBricks.com website (the "Site") and is not a broker-dealer or investment advisor. All securities related activity is conducted through Dalmore Group LLC, a registered broker-dealer and member of FINRA/SIPC, located at 525 Green Pl. Woodmere, NY 11598. You can review the brokercheck for Dalmore. An up-to-date Dalmore Form CRS is available.

You should speak with your financial advisor, accountant and/or attorney when evaluating any offering. Neither Terra Mint, Neptune, nor Dalmore makes any recommendations or provides advice about investments, and no communication, through this website or in any other medium, should be construed as a recommendation for any security offered on or off this investment platform. The Site may make forward-looking statements. You should not rely on these statements but should carefully evaluate the offering materials in assessing any investment opportunity, including the complete set of risk factors that are provided as part of the offering circular for your consideration.

Neptune is conducting public offerings pursuant to Regulation A, as amended, through the Site. The most current offering circular for Neptune is available here. Past performance is no guarantee of future results. Investments such as those on the Realbricks platform are speculative and involve substantial risks to consider before investing. These risks are outlined in the respective offering materials and including, but not limited to, illiquidity and a complete loss of capital. Key risks include, but are not limited to, limited operating history, reliance on key personnel, inherent risks in investing in real estate, distributions may not be received on predictable schedule and or at all by Investors, and lack of voting rights. Also, the adverse economic effects of the COVID-19 pandemic remain unknown and could materially impact this investment. An investment in an offering constitutes only an investment in a particular series and not in the underlying asset(s). Investors should carefully review the risks located in the respective offering materials for a more comprehensive discussion of risk.

From time to time, Neptune may undertake "testing the waters" for additional series of securities to be offered pursuant to Regulation A. For offerings that have not yet been qualified, no money or other consideration is being solicited, and if sent in response, will not be accepted.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: Neptune REM, LLC 30 N. Gould St. Suite R Sheridan, WY 82801 OR HERE

Investment overviews contained herein contain summaries of the purpose and the principal business terms of the investment opportunities. Such summaries are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more-detailed discussions contained in the respective offering circular filed with the SEC.

Realbricks does not offer refunds after an investment has been made. Please review the relevant offering materials and subscription documentation for more information.

Potential investors should not rely on any forward-looking statements regarding any investment opportunity, which is based on our beliefs and information currently available to us. The words "anticipate," "believe," "expect," "aim," "potential," "design," "target," "intend," "may," "might," "plan," "estimate," "project," "projection," "should," "will," "would," "result" and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the offering materials for detailed information.

Neptune does not have a public trading market for its Series Interests. While it intends to seek a quotation on PPEX, an alternative trading system (ATS) operated by North Capital Investment Technology, Inc. ("PPEX") with a view to providing our holders of Series Interests with potential liquidity in the form of a secondary market for their investment in our Series Interests. However, there can be no guarantee that a secondary market may develop, or if it does, as to the volume or pricing with respect to any secondary trading that might develop. The PPEX does not employ market makers to provide liquidity, unlike national securities exchanges. Until Neptune's Series Interests are listed, if ever, you may not sell the company's Series Interests. Therefore, it may be difficult for you to sell Neptune's Series Interests at the time you wish to do so, if you are able to sell them at all. If you are able to sell your Series Interests, you may have to sell them at a substantial discount to their public offering price. Because of the illiquid nature of our Series Interests, you should purchase Neptune's Series Interests only as a long-term investment and be prepared to hold them for an indefinite period of time.

Property information shown has been provided from various sources, which can include the seller and/or public records. It is believed reliable but not guaranteed and should not be relied upon without independent verification.

Disclaimer: Images, Information and Floor Plan and Measurements are approximate and are for illustrative purposes only. We make no guarantee, warranty or representation as to the accuracy and completeness of the floor plans, measurements and or any information provided. You or your advisers should conduct a careful, independent investigation of the property to determine to your satisfaction as to the suitability of the property for your space requirements. All pricing and availability is subject to change. The information is to be used as a point of reference and not a binding agreement.

Email: support@realbricks.com

Initial Offerings

Acquire Interests in Curated and Vetted Rental Properties To Potentially Build Your Portfolio.

Choose from our hand selected and carefully curated residential properties in the Realbricks marketplace. Our properties are selected because of their presence in a relatively stable residential real estate market and because of the potential for growth in that market. Select a property, purchase interests, and potentially build your portfolio – one brick at a time.





Coming Soon

Cedar Ridge

Fractional interests remaining	Investors	Fractional interest price
39,482	0	$ 10

0% funded

Omaha

Single family

Notify me



Coming Soon

Woody Creek

Fractional interests remaining	Investors	Fractional interest price
35,174	0	$ 10

0% funded

Omaha

Single family

Notify me



Coming Soon

The Templeton

Fractional interests remaining	Investors	Fractional interest price
41,594	0	$ 10

0% funded

Omaha

Single family

Notify me

Coming Soon

The Dalmore

Fractional interests remaining	Investors	Fractional interest price
39,482	0	$ 10

0% funded

Omaha

Single family

Notify me

Important Information

Terra Mint Group, Corp ("Terra Mint"), as the Managing Member of Neptune REM, LLC ("Neptune") operates the RealBricks.com website (the "Site") and is not a broker-dealer or investment advisor. All securities related activity is conducted through Dalmore Group LLC, a registered broker-dealer and member of FINRA/SIPC, located at 525 Green Pl. Woodmere, NY 11598. You can review the brokercheck for Dalmore. An up-to-date Dalmore Form CRS is available.

You should speak with your financial advisor, accountant and/or attorney when evaluating any offering. Neither Terra Mint, Neptune, nor Dalmore makes any recommendations or provides advice about investments, and no communication, through this website or in any other medium, should be construed as a recommendation for any security offered on or off this investment platform. The Site may make forward-looking statements. You should not rely on these statements but should carefully evaluate the offering materials in assessing any investment opportunity, including the complete set of risk factors that are provided as part of the offering circular for your consideration.

Neptune is conducting public offerings pursuant to Regulation A, as amended, through the Site. The most current offering circular for Neptune is available here. Past performance is no guarantee of future results. Investments such as those on the Realbricks platform are speculative and involve substantial risks to consider before investing. These risks are outlined in the respective offering materials and including, but not limited to, illiquidity and a complete loss of capital. Key risks include, but are not limited to, limited operating history, reliance on key personnel, inherent risks in investing in real estate, distributions may not be received on predictable schedule and or at all by Investors, and lack of voting rights. Also, the adverse economic effects of the COVID-19 pandemic remain unknown and could materially impact this investment. An investment in an offering constitutes only an investment in a particular series and not in the underlying asset(s). Investors should carefully review the risks located in the respective offering materials for a more comprehensive discussion of risk.

From time to time, Neptune may undertake "testing the waters" for additional series of securities to be offered pursuant to Regulation A. For offerings that have not yet been qualified, no money or other consideration is being solicited, and if sent in response, will not be accepted.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: Neptune REM, LLC 30 N. Gould St. Suite R Sheridan, WY 82801 OR **HERE**

Investment overviews contained herein contain summaries of the purpose and the principal business terms of the investment opportunities. Such summaries are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more-detailed discussions contained in the respective offering circular filed with the SEC.

Realbricks does not offer refunds after an investment has been made. Please review the relevant offering materials and subscription documentation for more information.

Potential investors should not rely on any forward-looking statements regarding any investment opportunity, which is based on our beliefs and information currently available to us. The words "anticipate," "believe," "expect," "aim," "potential," "design," "target," "intend," "may," "might," "plan," "estimate," "project," "projection," "should," "will," "would," "result" and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the offering materials for detailed information.

Neptune does not have a public trading market for its Series Interests. While it intends to seek a quotation on PPEX, an alternative trading system (ATS) operated by North Capital Investment Technology, Inc. ("PPEX") with a view to providing our holders of Series Interests with potential liquidity in the form of a secondary market for their investment in our Series Interests. However, there can be no guarantee that a secondary market may develop, or if it does, as to the volume or pricing with respect to any secondary trading that might develop. The PPEX does not employ market makers to provide liquidity, unlike national securities exchanges. Until Neptune's Series Interests are listed, if ever, you may not sell the company's Series Interests. Therefore, it may be difficult for you to sell Neptune's Series Interests at the time you wish to do so, if you are able to sell them at all. If you are able to sell your Series Interests, you may have to sell them at a substantial discount to their public offering price. Because of the illiquid nature of our Series Interests, you should purchase Neptune's Series Interests only as a long-term investment and be prepared to hold them for an indefinite period of time.

Property information shown has been provided from various sources, which can include the seller and/or public records. It is believed reliable but not guaranteed and should not be relied upon without independent verification.

Disclaimer: Images, Information and Floor Plan and Measurements are approximate and are for illustrative purposes only. We make no guarantee, warranty or representation as to the accuracy and completeness of the floor plans, measurements and or any information provided. You or your advisers should conduct a careful, independent investigation of the property to determine to your satisfaction as to the suitability of the property for your space requirements. All pricing and availability is subject to change. The information is to be used as a point of reference and not a binding agreement.

Realbricks Market

Trade your Ownership Interests.

Take advantage of the ability to trade your fractional interests on a peer-to-peer Realbricks market with existing investors to increase your liquidity. Coming soon!



Important Information

Terra Mint Group, Corp ("Terra Mint"), as the Managing Member of Neptune REM, LLC ("Neptune") operates the RealBricks.com website (the "Site") and is not a broker-dealer or investment advisor. All securities related activity is conducted through Dalmore Group LLC, a registered broker-dealer and member of FINRA/SIPC, located at 525 Green Pl. Woodmere, NY 11598. You can review the brokercheck for Dalmore. An up-to-date Dalmore Form CRS is available.

You should speak with your financial advisor, accountant and/or attorney when evaluating any offering. Neither Terra Mint, Neptune, nor Dalmore makes any recommendations or provides advice about investments, and no communication, through this website or in any other medium, should be construed as a recommendation for any security offered on or off this investment platform. The Site may make forward-looking statements. You should not rely on these statements but should carefully evaluate the offering materials in assessing any investment opportunity, including the complete set of risk factors that are provided as part of the offering circular for your consideration.

Neptune is conducting public offerings pursuant to Regulation A, as amended, through the Site. The most current offering circular for Neptune is available here. Past performance is no guarantee of future results. Investments such as those on the Realbricks platform are speculative and involve substantial risks to consider before investing. These risks are outlined in the respective offering materials and including, but not limited to, illiquidity and a complete loss of capital. Key risks include, but are not limited to, limited operating history, reliance on key personnel, inherent risks in investing in real estate, distributions may not be received on predictable schedule and or at all by Investors, and lack of voting rights. Also, the adverse economic effects of the COVID-19 pandemic remain unknown and could materially impact this investment. An investment in an offering constitutes only an investment in a particular series and not in the underlying asset(s). Investors should carefully review the risks located in the respective offering materials for a more comprehensive discussion of risk.

From time to time, Neptune may undertake "testing the waters" for additional series of securities to be offered pursuant to Regulation A. For offerings that have not yet been qualified, no money or other consideration is being solicited, and if sent in response, will not be accepted.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: Neptune REM, LLC 30 N. Gould St. Suite R Sheridan, WY 82801 OR HERE

Investment overviews contained herein contain summaries of the purpose and the principal business terms of the investment opportunities. Such summaries are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more-detailed discussions contained in the respective offering circular filed with the SEC.

Realbricks does not offer refunds after an investment has been made. Please review the relevant offering materials and subscription documentation for more information.

Potential investors should not rely on any forward-looking statements regarding any investment opportunity, which is based on our beliefs and information currently available to us. The words "anticipate," "believe," "expect," "aim," "potential," "design," "target," "intend," "may," "might," "plan," "estimate," "project," "projection," "should," "will," "would," "result" and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the offering materials for detailed information.

Neptune does not have a public trading market for its Series Interests. While it intends to seek a quotation on PPEX, an alternative trading system (ATS) operated by North Capital Investment Technology, Inc. ("PPEX") with a view to providing our holders of Series Interests with potential liquidity in the form of a secondary market for their investment in our Series Interests. However, there can be no guarantee that a secondary market may develop, or if it does, as to the volume or pricing with respect to any secondary trading that might develop. The PPEX does not employ market makers to provide liquidity, unlike national securities exchanges. Until Neptune's Series Interests are listed, if ever, you may not sell the company's Series Interests. Therefore, it may be difficult for you to sell Neptune's Series Interests at the time you wish to do so, if you are able to sell them at all. If you are able to sell your Series Interests, you may have to sell them at a substantial discount to their public offering price. Because of the illiquid nature of our Series Interests, you should purchase Neptune's Series Interests only as a long-term investment and be prepared to hold them for an indefinite period of time.

Property information shown has been provided from various sources, which can include the seller and/or public records. It is believed reliable but not guaranteed and should not be relied upon without independent verification.

Disclaimer: Images, Information and Floor Plan and Measurements are approximate and are for illustrative purposes only. We make no guarantee, warranty or representation as to the accuracy and completeness of the floor plans, measurements and or any information provided. You or your advisers should conduct a careful, independent investigation of the property to determine to your satisfaction as to the suitability of the property for your space requirements. All pricing and availability is subject to change. The information is to be used as a point of reference and not a binding agreement.

Email: support@realbricks.com

Realbricks Market coming soon

The Realbricks Marketplace

Discover all the Realbricks marketplace has to offer. As properties become available on the Realbricks marketplace, you can select investments that align with your long-term goals, and potentially begin building wealth.



Gain an edge

Our team of real estate professionals carefully curates all of the offerings that become available on the Realbricks marketplace.

Invest

Our platform intends to offer new real estate investment properties, with more investment properties to be added over time.

Trade

Explore the opportunity to possibly trade your fractional interests on a peer-to-peer Realbricks market with other existing Realbricks investors.

Potential for Earnings

Investors may have the opportunity* to receive passive income from the rental income of any property they own fractional interests in.

* the company is under no obligation to distribute any profits and any distribution of profits is subject to several variables including the property's performance.

Initial Offerings

See all

Coming Soon

Initial Offering

Cedar Ridge

Fractional interests remaining	Investors	Fractional interest price
39,482	0	$ 10

0% funded

Omaha

Single family

Notify me

Coming Soon

Initial Offering

Woody Creek

Fractional interests remaining	Investors	Fractional interest price
35,174	0	$ 10

0% funded

Omaha

Single family

Notify me

Coming Soon

Initial Offering

The Templeton

Fractional interests remaining	Investors	Fractional interest price
41,594	0	$ 10

0% funded

Omaha

Single family

Notify me

Coming Soon

Initial Offering

The Dalmore

Fractional interests remaining	Investors	Fractional interest price
39,482	0	$ 10

0% funded

Omaha

Single family

Notify me

Important Information

Terra Mint Group, Corp ("Terra Mint"), as the Managing Member of Neptune REM, LLC ("Neptune") operates the RealBricks.com website (the "Site") and is not a broker-dealer or investment advisor. All securities related activity is conducted through Dalmore Group LLC, a registered broker-dealer and member of FINRA/SIPC, located at 525 Green Pl. Woodmere, NY 11598. You can review the brokercheck for Dalmore. An up-to-date Dalmore Form CRS is available.

You should speak with your financial advisor, accountant and/or attorney when evaluating any offering. Neither Terra Mint, Neptune, nor Dalmore makes any recommendations or provides advice about investments, and no communication, through this website or in any other medium, should be construed as a recommendation for any security offered on or off this investment platform. The Site may make forward-looking statements. You should not rely on these statements but should carefully evaluate the offering materials in assessing any investment opportunity, including the complete set of risk factors that are provided as part of the offering circular for your consideration.

Neptune is conducting public offerings pursuant to Regulation A, as amended, through the Site. The most current offering circular for Neptune is available here. Past performance is no guarantee of future results. Investments such as those on the Realbricks platform are speculative and involve substantial risks to consider before investing. These risks are outlined in the respective offering materials and including, but not limited to, illiquidity and a complete loss of capital. Key risks include, but are not limited to, limited operating history, reliance on key personnel, inherent risks in investing in real estate, distributions may not be received on predictable schedule and or at all by Investors, and lack of voting rights. Also, the adverse economic effects of the COVID-19 pandemic remain unknown and could materially impact this investment. An investment in an offering constitutes only an investment in a particular series and not in the underlying asset(s). Investors should carefully review the risks located in the respective offering materials for a more comprehensive discussion of risk.

From time to time, Neptune may undertake "testing the waters" for additional series of securities to be offered pursuant to Regulation A. For offerings that have not yet been qualified, no money or other consideration is being solicited, and if sent in response, will not be accepted.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: Neptune REM, LLC 30 N. Gould St. Suite R Sheridan, WY 82801 OR **HERE**

Investment overviews contained herein contain summaries of the purpose and the principal business terms of the investment opportunities. Such summaries are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more-detailed discussions contained in the respective offering circular filed with the SEC.

Realbricks does not offer refunds after an investment has been made. Please review the relevant offering materials and subscription documentation for more information.

Potential investors should not rely on any forward-looking statements regarding any investment opportunity, which is based on our beliefs and information currently available to us. The words "anticipate," "believe," "expect," "aim," "potential," "design," "target," "intend," "may," "might," "plan," "estimate," "project," "projection," "should," "will," "would," "result" and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the offering materials for detailed information.

Neptune does not have a public trading market for its Series Interests. While it intends to seek a quotation on PPEX, an alternative trading system (ATS) operated by North Capital Investment Technology, Inc. ("PPEX") with a view to providing our holders of Series Interests with potential liquidity in the form of a secondary market for their investment in our Series Interests. However, there can be no guarantee that a secondary market may develop, or if it does, as to the volume or pricing with respect to any secondary trading that might develop. The PPEX does not employ market makers to provide liquidity, unlike national securities exchanges. Until Neptune's Series Interests are listed, if ever, you may not sell the company's Series Interests. Therefore, it may be difficult for you to sell Neptune's Series Interests at the time you wish to do so, if you are able to sell them at all. If you are able to sell your Series Interests, you may have to sell them at a substantial discount to their public offering price. Because of the illiquid nature of our Series Interests, you should purchase Neptune's Series Interests only as a long-term investment and be prepared to hold them for an indefinite period of time.

Property information shown has been provided from various sources, which can include the seller and/or public records. It is believed reliable but not guaranteed and should not be relied upon without independent verification.

Disclaimer: Images, Information and Floor Plan and Measurements are approximate and are for illustrative purposes only. We make no guarantee, warranty or representation as to the accuracy and completeness of the floor plans, measurements and or any information provided. You or your advisers should conduct a careful, independent investigation of the property to determine to your satisfaction as to the suitability of the property for your space requirements. All pricing and availability is subject to change. The information is to be used as a point of reference and not a binding agreement.

Email: support@realbricks.com

The Realbricks Marketplace

Discover all the Realbricks marketplace has to offer. As properties become available on the Realbricks marketplace, you can select investments that align with your long-term goals, and potentially begin building wealth.



Gain an edge

Our team of real estate professionals carefully curates all of the offerings that become available on the Realbricks marketplace.

Invest

Our platform intends to offer new real estate investment properties, with more investment properties to be added over time.

Trade

Explore the opportunity to possibly trade your fractional interests on a peer-to-peer Realbricks market with other existing Realbricks investors.

Potential for Earnings

Investors may have the opportunity* to receive passive income from the rental income of any property they own fractional interests in.

* the company is under no obligation to distribute any profits and any distribution of profits is subject to several variables including the property's performance.

Initial Offerings

See all

Coming Soon

Initial Offering

Cedar Ridge

Fractional interests remaining	Investors	Fractional interest price
39,482	0	$ 10

0% funded

Omaha

Single family

Notify me

Coming Soon

Initial Offering

Woody Creek

Fractional interests remaining	Investors	Fractional interest price
35,174	0	$ 10

0% funded

Omaha

Single family

Notify me

Coming Soon

Initial Offering

The Templeton

Fractional interests remaining	Investors	Fractional interest price
41,594	0	$ 10

0% funded

Omaha

Single family

Notify me

Coming Soon

Initial Offering

The Dalmore

Fractional interests remaining	Investors	Fractional interest price
39,482	0	$ 10

0% funded

Omaha

Single family

Notify me

Important Information

Terra Mint Group, Corp ("Terra Mint"), as the Managing Member of Neptune REM, LLC ("Neptune") operates the RealBricks.com website (the "Site") and is not a broker-dealer or investment advisor. All securities related activity is conducted through Dalmore Group LLC, a registered broker-dealer and member of FINRA/SIPC, located at 525 Green Pl. Woodmere, NY 11598. You can review the brokercheck for Dalmore. An up-to-date Dalmore Form CRS is available.

You should speak with your financial advisor, accountant and/or attorney when evaluating any offering. Neither Terra Mint, Neptune, nor Dalmore makes any recommendations or provides advice about investments, and no communication, through this website or in any other medium, should be construed as a recommendation for any security offered on or off this investment platform. The Site may make forward-looking statements. You should not rely on these statements but should carefully evaluate the offering materials in assessing any investment opportunity, including the complete set of risk factors that are provided as part of the offering circular for your consideration.

Neptune is conducting public offerings pursuant to Regulation A, as amended, through the Site. The most current offering circular for Neptune is available here. Past performance is no guarantee of future results. Investments such as those on the Realbricks platform are speculative and involve substantial risks to consider before investing. These risks are outlined in the respective offering materials and including, but not limited to, illiquidity and a complete loss of capital. Key risks include, but are not limited to, limited operating history, reliance on key personnel, inherent risks in investing in real estate, distributions may not be received on predictable schedule and or at all by Investors, and lack of voting rights. Also, the adverse economic effects of the COVID-19 pandemic remain unknown and could materially impact this investment. An investment in an offering constitutes only an investment in a particular series and not in the underlying asset(s). Investors should carefully review the risks located in the respective offering materials for a more comprehensive discussion of risk.

From time to time, Neptune may undertake "testing the waters" for additional series of securities to be offered pursuant to Regulation A. For offerings that have not yet been qualified, no money or other consideration is being solicited, and if sent in response, will not be accepted.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: Neptune REM, LLC 30 N. Gould St. Suite R Sheridan, WY 82801 OR **HERE**

Investment overviews contained herein contain summaries of the purpose and the principal business terms of the investment opportunities. Such summaries are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more-detailed discussions contained in the respective offering circular filed with the SEC.

Realbricks does not offer refunds after an investment has been made. Please review the relevant offering materials and subscription documentation for more information.

Potential investors should not rely on any forward-looking statements regarding any investment opportunity, which is based on our beliefs and information currently available to us. The words "anticipate," "believe," "expect," "aim," "potential," "design," "target," "intend," "may," "might," "plan," "estimate," "project," "projection," "should," "will," "would," "result" and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the offering materials for detailed information.

Neptune does not have a public trading market for its Series Interests. While it intends to seek a quotation on PPEX, an alternative trading system (ATS) operated by North Capital Investment Technology, Inc. ("PPEX") with a view to providing our holders of Series Interests with potential liquidity in the form of a secondary market for their investment in our Series Interests. However, there can be no guarantee that a secondary market may develop, or if it does, as to the volume or pricing with respect to any secondary trading that might develop. The PPEX does not employ market makers to provide liquidity, unlike national securities exchanges. Until Neptune's Series Interests are listed, if ever, you may not sell the company's Series Interests. Therefore, it may be difficult for you to sell Neptune's Series Interests at the time you wish to do so, if you are able to sell them at all. If you are able to sell your Series Interests, you may have to sell them at a substantial discount to their public offering price. Because of the illiquid nature of our Series Interests, you should purchase Neptune's Series Interests only as a long-term investment and be prepared to hold them for an indefinite period of time.

Property information shown has been provided from various sources, which can include the seller and/or public records. It is believed reliable but not guaranteed and should not be relied upon without independent verification.

Disclaimer: Images, Information and Floor Plan and Measurements are approximate and are for illustrative purposes only. We make no guarantee, warranty or representation as to the accuracy and completeness of the floor plans, measurements and or any information provided. You or your advisers should conduct a careful, independent investigation of the property to determine to your satisfaction as to the suitability of the property for your space requirements. All pricing and availability is subject to change. The information is to be used as a point of reference and not a binding agreement.

Email: support@realbricks.com

realbricks   Invest   Portfolio   Hi, Michael

Invest /

Initial Offerings

Explore Realbricks Market

Search by Name, City, State | Property type | Location | All Filters

4 properties   Sort by: Newest

Acquire Interests in Curated and Vetted Rental Properties To Potentially Build Your Portfolio.

Choose from our hand selected and carefully curated residential properties in the Realbricks marketplace. Our properties are selected because of their presence in a relatively stable residential real estate market and because of the potential for growth in that market. Select a property, purchase interests, and potentially build your portfolio – one brick at a time.



$



Coming Soon

Cedar Ridge

Fractional interests remaining	Investors	Fractional interest price
39,482	0	$ 10

0% funded

Omaha

Single family

Notify me



Coming Soon

Woody Creek

Fractional interests remaining	Investors	Fractional interest price
35,174	0	$ 10

0% funded

Omaha

Single family

Notify me



Coming Soon

The Templeton

Fractional interests remaining	Investors	Fractional interest price
41,594	0	$ 10

0% funded

Omaha

Single family

Notify me



Coming Soon

The Dalmore

Fractional interests remaining	Investors	Fractional interest price
39,482	0	$ 10

0% funded

Omaha

Single family

Notify me

realbricks

Sell Your Property • Legal

Important Information

Terra Mint Group, Corp ("Terra Mint"), as the Managing Member of Neptune REM, LLC ("Neptune") operates the RealBricks.com website (the "Site") and is not a broker-dealer or investment advisor. All securities related activity is conducted through Dalmore Group LLC, a registered broker-dealer and member of FINRA/SIPC, located at 525 Green Pl. Woodmere, NY 11598. You can review the brokercheck for Dalmore. An up-to-date Dalmore Form CRS is available.

You should speak with your financial advisor, accountant and/or attorney when evaluating any offering. Neither Terra Mint, Neptune, nor Dalmore makes any recommendations or provides advice about investments, and no communication, through this website or in any other medium, should be construed as a recommendation for any security offered on or off this investment platform. The Site may make forward-looking statements. You should not rely on these statements but should carefully evaluate the offering materials in assessing any investment opportunity, including the complete set of risk factors that are provided as part of the offering circular for your consideration.

Neptune is conducting public offerings pursuant to Regulation A, as amended, through the Site. The most current offering circular for Neptune is available here. Past performance is no guarantee of future results. Investments such as those on the Realbricks platform are speculative and involve substantial risks to consider before investing. These risks are outlined in the respective offering materials and including, but not limited to, illiquidity and a complete loss of capital. Key risks include, but are not limited to, limited operating history, reliance on key personnel, inherent risks in investing in real estate, distributions may not be received on predictable schedule and or at all by Investors, and lack of voting rights. Also, the adverse economic effects of the COVID-19 pandemic remain unknown and could materially impact this investment. An investment in an offering constitutes only an investment in a particular series and not in the underlying asset(s). Investors should carefully review the risks located in the respective offering materials for a more comprehensive discussion of risk.

From time to time, Neptune may undertake "testing the waters" for additional series of securities to be offered pursuant to Regulation A. For offerings that have not yet been qualified, no money or other consideration is being solicited, and if sent in response, will not be accepted.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: Neptune REM, LLC 30 N. Gould St. Suite R Sheridan, WY 82801 OR **HERE**

Investment overviews contained herein contain summaries of the purpose and the principal business terms of the investment opportunities. Such summaries are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more-detailed discussions contained in the respective offering circular filed with the SEC.

Realbricks does not offer refunds after an investment has been made. Please review the relevant offering materials and subscription documentation for more information.

Potential investors should not rely on any forward-looking statements regarding any investment opportunity, which is based on our beliefs and information currently available to us. The words "anticipate," "believe," "expect," "aim," "potential," "design," "target," "intend," "may," "might," "plan," "estimate," "project," "projection," "should," "will," "would," "result" and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the offering materials for detailed information.

Neptune does not have a public trading market for its Series Interests. While it intends to seek a quotation on PPEX, an alternative trading system (ATS) operated by North Capital Investment Technology, Inc. ("PPEX") with a view to providing our holders of Series Interests with potential liquidity in the form of a secondary market for their investment in our Series Interests. However, there can be no guarantee that a secondary market may develop, or if it does, as to the volume or pricing with respect to any secondary trading that might develop. The PPEX does not employ market makers to provide liquidity, unlike national securities exchanges. Until Neptune's Series Interests are listed, if ever, you may not sell the company's Series Interests. Therefore, it may be difficult for you to sell Neptune's Series Interests at the time you wish to do so, if you are able to sell them at all. If you are able to sell your Series Interests, you may have to sell them at a substantial discount to their public offering price. Because of the illiquid nature of our Series Interests, you should purchase Neptune's Series Interests only as a long-term investment and be prepared to hold them for an indefinite period of time.

Property information shown has been provided from various sources, which can include the seller and/or public records. It is believed reliable but not guaranteed and should not be relied upon without independent verification.

Disclaimer: Images, Information and Floor Plan and Measurements are approximate and are for illustrative purposes only. We make no guarantee, warranty or representation as to the accuracy and completeness of the floor plans, measurements and or any information provided. You or your advisers should conduct a careful, independent investigation of the property to determine to your satisfaction as to the suitability of the property for your space requirements. All pricing and availability is subject to change. The information is to be used as a point of reference and not a binding agreement.

Email: support@realbricks.com

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Realbricks Market

Explore initial offerings

Trade your Ownership Interests.

Take advantage of the ability to trade your fractional interests on a peer-to-peer Realbricks market with existing investors to increase your liquidity.
Coming soon!



Important Information

Terra Mint Group, Corp ("Terra Mint"), as the Managing Member of Neptune REM, LLC ("Neptune") operates the RealBricks.com website (the "Site") and is not a broker-dealer or investment advisor. All securities related activity is conducted through Dalmore Group LLC, a registered broker-dealer and member of FINRA/SIPC, located at 525 Green Pl. Woodmere, NY 11598. You can review the brokercheck for Dalmore. An up-to-date Dalmore Form CRS is available.

You should speak with your financial advisor, accountant and/or attorney when evaluating any offering. Neither Terra Mint, Neptune, nor Dalmore makes any recommendations or provides advice about investments, and no communication, through this website or in any other medium, should be construed as a recommendation for any security offered on or off this investment platform. The Site may make forward-looking statements. You should not rely on these statements but should carefully evaluate the offering materials in assessing any investment opportunity, including the complete set of risk factors that are provided as part of the offering circular for your consideration.

Neptune is conducting public offerings pursuant to Regulation A, as amended, through the Site. The most current offering circular for Neptune is available here. Past performance is no guarantee of future results. Investments such as those on the Realbricks platform are speculative and involve substantial risks to consider before investing. These risks are outlined in the respective offering materials and including, but not limited to, illiquidity and a complete loss of capital. Key risks include, but are not limited to, limited operating history, reliance on key personnel, inherent risks in investing in real estate, distributions may not be received on predictable schedule and or at all by Investors, and lack of voting rights. Also, the adverse economic effects of the COVID-19 pandemic remain unknown and could materially impact this investment. An investment in an offering constitutes only an investment in a particular series and not in the underlying asset(s). Investors should carefully review the risks located in the respective offering materials for a more comprehensive discussion of risk.

From time to time, Neptune may undertake "testing the waters" for additional series of securities to be offered pursuant to Regulation A. For offerings that have not yet been qualified, no money or other consideration is being solicited, and if sent in response, will not be accepted.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: Neptune REM, LLC 30 N. Gould St. Suite R Sheridan, WY 82801 OR HERE

Investment overviews contained herein contain summaries of the purpose and the principal business terms of the investment opportunities. Such summaries are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more-detailed discussions contained in the respective offering circular filed with the SEC.

Realbricks does not offer refunds after an investment has been made. Please review the relevant offering materials and subscription documentation for more information.

Potential investors should not rely on any forward-looking statements regarding any investment opportunity, which is based on our beliefs and information currently available to us. The words "anticipate," "believe," "expect," "aim," "potential," "design," "target," "intend," "may," "might," "plan," "estimate," "project," "projection," "should," "will," "would," "result" and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the offering materials for detailed information.

Neptune does not have a public trading market for its Series Interests. While it intends to seek a quotation on PPEX, an alternative trading system (ATS) operated by North Capital Investment Technology, Inc. ("PPEX") with a view to providing our holders of Series Interests with potential liquidity in the form of a secondary market for their investment in our Series Interests. However, there can be no guarantee that a secondary market may develop, or if it does, as to the volume or pricing with respect to any secondary trading that might develop. The PPEX does not employ market makers to provide liquidity, unlike national securities exchanges. Until Neptune's Series Interests are listed, if ever, you may not sell the company's Series Interests. Therefore, it may be difficult for you to sell Neptune's Series Interests at the time you wish to do so, if you are able to sell them at all. If you are able to sell your Series Interests, you may have to sell them at a substantial discount to their public offering price. Because of the illiquid nature of our Series Interests, you should purchase Neptune's Series Interests only as a long-term investment and be prepared to hold them for an indefinite period of time.

Property information shown has been provided from various sources, which can include the seller and/or public records. It is believed reliable but not guaranteed and should not be relied upon without independent verification.

Disclaimer: Images, Information and Floor Plan and Measurements are approximate and are for illustrative purposes only. We make no guarantee, warranty or representation as to the accuracy and completeness of the floor plans, measurements and or any information provided. You or your advisers should conduct a careful, independent investigation of the property to determine to your satisfaction as to the suitability of the property for your space requirements. All pricing and availability is subject to change. The information is to be used as a point of reference and not a binding agreement.

Email: support@realbricks.com

Realbricks Market coming soon

Portfolio

Net account value

$0

The net value of your account is calculated by aggregating the value of all your purchased series interests in addition to any declared but unpaid profit distributions.

Last Distribution

$0

Each series may distribute free cashflow to its members based on its rental income performance. Profit distributions are anticipated to occur quarterly, but in such amounts as the managing member may determine in its sole discretion.

Account deposit balance

Deposit funds >

$0

Your account balance is defined as the sum of any actual untransferred profit distributions paid to you from properties in which you possess a fractional ownership interest in, and any uninvested cash maintained in your Realbricks account.

Start potentially building your wealth. One brick at a time.

Once you invest in a series on the Realbricks marketplace, you will see the series assets associated with your interests.

Browse properties

Important Information

Terra Mint Group, Corp ("Terra Mint"), as the Managing Member of Neptune REM, LLC ("Neptune") operates the RealBricks.com website (the "Site") and is not a broker-dealer or investment advisor. All securities related activity is conducted through Dalmore Group LLC, a registered broker-dealer and member of FINRA/SIPC, located at 525 Green Pl. Woodmere, NY 11598. You can review the brokercheck for Dalmore. An up-to-date Dalmore Form CRS is available.

You should speak with your financial advisor, accountant and/or attorney when evaluating any offering. Neither Terra Mint, Neptune, nor Dalmore makes any recommendations or provides advice about investments, and no communication, through this website or in any other medium, should be construed as a recommendation for any security offered on or off this investment platform. The Site may make forward-looking statements. You should not rely on these statements but should carefully evaluate the offering materials in assessing any investment opportunity, including the complete set of risk factors that are provided as part of the offering circular for your consideration.

Neptune is conducting public offerings pursuant to Regulation A, as amended, through the Site. The most current offering circular for Neptune is available here. Past performance is no guarantee of future results. Investments such as those on the Realbricks platform are speculative and involve substantial risks to consider before investing. These risks are outlined in the respective offering materials and including, but not limited to, illiquidity and a complete loss of capital. Key risks include, but are not limited to, limited operating history, reliance on key personnel, inherent risks in investing in real estate, distributions may not be received on predictable schedule and or at all by Investors, and lack of voting rights. Also, the adverse economic effects of the COVID-19 pandemic remain unknown and could materially impact this investment. An investment in an offering constitutes only an investment in a particular series and not in the underlying asset(s). Investors should carefully review the risks located in the respective offering materials for a more comprehensive discussion of risk.

From time to time, Neptune may undertake "testing the waters" for additional series of securities to be offered pursuant to Regulation A. For offerings that have not yet been qualified, no money or other consideration is being solicited, and if sent in response, will not be accepted.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT FROM: Neptune REM, LLC 30 N. Gould St. Suite R Sheridan, WY 82801 OR **HERE**

Investment overviews contained herein contain summaries of the purpose and the principal business terms of the investment opportunities. Such summaries are intended for informational purposes only and do not purport to be complete, and each is qualified in its entirety by reference to the more-detailed discussions contained in the respective offering circular filed with the SEC.

Realbricks does not offer refunds after an investment has been made. Please review the relevant offering materials and subscription documentation for more information.

Potential investors should not rely on any forward-looking statements regarding any investment opportunity, which is based on our beliefs and information currently available to us. The words “anticipate,” “believe,” “expect,” “aim,” “potential,” “design,” “target,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “projection,” “should,” “will,” “would,” “result” and similar expressions identify forward-looking statements. Such statements are subject to risks, uncertainties, and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control. These risks could result in the loss of your investment. See the offering materials for detailed information.

Neptune does not have a public trading market for its Series Interests. While it intends to seek a quotation on PPEX, an alternative trading system (ATS) operated by North Capital Investment Technology, Inc. ("PPEX") with a view to providing our holders of Series Interests with potential liquidity in the form of a secondary market for their investment in our Series Interests. However, there can be no guarantee that a secondary market may develop, or if it does, as to the volume or pricing with respect to any secondary trading that might develop. The PPEX does not employ market makers to provide liquidity, unlike national securities exchanges. Until Neptune's Series Interests are listed, if ever, you may not sell the company's Series Interests. Therefore, it may be difficult for you to sell Neptune's Series Interests at the time you wish to do so, if you are able to sell them at all. If you are able to sell your Series Interests, you may have to sell them at a substantial discount to their public offering price. Because of the illiquid nature of our Series Interests, you should purchase Neptune's Series Interests only as a long-term investment and be prepared to hold them for an indefinite period of time.

Property information shown has been provided from various sources, which can include the seller and/or public records. It is believed reliable but not guaranteed and should not be relied upon without independent verification.

Disclaimer: Images, Information and Floor Plan and Measurements are approximate and are for illustrative purposes only. We make no guarantee, warranty or representation as to the accuracy and completeness of the floor plans, measurements and or any information provided. You or your advisers should conduct a careful, independent investigation of the property to determine to your satisfaction as to the suitability of the property for your space requirements. All pricing and availability is subject to change. The information is to be used as a point of reference and not a binding agreement.